INVENTORY - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Inventory, Net [Abstract]
Raw materials	$ 1,053	$ 1,436
Work in process	2,242	1,552
Finished goods	941	1,268
Total	$ 4,236	$ 4,256